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                                                                    Exhibit 24.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-53211.



/s/ Arthur Andersen LLP


Hartford, Connecticut
March 23, 1998